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EXHIBIT 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with Amendment No. 2 to the quarterly report on Form 10-Q of I/OMagic Corporation (the "Company") for the period ended March 31, 2005 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. [Omitted].


Dated:   January 30, 2006                   By:  /s/ Tony Shahbaz
                                                 -------------------------------
                                                 Tony Shahbaz,
                                                 Chief Executive Officer



Dated:   January 30, 2006                   By:  /s/ Steve Gillings
                                                 -------------------------------
                                                 Steve Gillings,
                                                 Chief Financial Officer


A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.